                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT:  JANUARY 12, 1996
                       (DATE OF EARLIEST EVENT REPORTED)


                           _______________________


                         FEDERAL EXPRESS CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                   DELAWARE
                           (STATE OF INCORPORATION)


              1-7806                                71-0427007
     (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)



               2005 CORPORATE AVENUE, MEMPHIS, TENNESSEE 38132
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                               (901)  369-3600

ITEM 5.  OTHER EVENTS

On January 12, 1996, Federal Express Corporation (the "Registrant") announced by the press release attached as Exhibit 20.1 to this report and incorporated herein by reference that recent severe weather, coupled with the impact of earlier storms, will reduce the Registrant's third quarter operating profit significantly below current consensus Wall Street estimates.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

       20.1  Registrant's press release, dated January 12, 1996.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FEDERAL EXPRESS CORPORATION

                                       By:  /s/   ALAN B. GRAF, JR.
                                          -------------------------------------
                                          Alan B. Graf, Jr.
                                          Senior Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

Dated:  January 12, 1996

                                 EXHIBIT INDEX


EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------

20.1              Registrant's press release, dated January 12, 1996.